Amendment and Restatement Agreement Dated 26 March 2024 Between AXIS Specialty Limited AXIS Re SE (formerly, AXIS Re Limited) AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited) AXIS Insurance Company AXIS Surplus Insurance Company AXIS Reinsurance Company and Citibank Europe plc

Page (i) Contents 1 Definitions and interpretation ............................................................................................. 1 2 Amendment and restatement ............................................................................................ 2 3 Company Confirmations .................................................................................................... 3 4 Representations and warranties ........................................................................................ 3 5 Further action ..................................................................................................................... 3 6 Costs and expenses .......................................................................................................... 3 7 Miscellaneous .................................................................................................................... 3 8 Governing law and jurisdiction ........................................................................................... 4 Schedule 1 Conditions Precedent ......................................................................................................... 6 Execution Pages ..................................................................................................................................... 7 Appendix 1 Amended and Restated Master Agreement ...................................................................... 9 Appendix 2 Amended and Restated Committed Facility Letter .......................................................... 11

Amendment and Restatement Agreement This amendment and restatement agreement (this Agreement) is dated 26 March 2024 and is made between: (1) AXIS Specialty Limited, an exempted company incorporated in Bermuda with company number 31259 and its registered office at 92 Pitts Bay Road, Pembroke, HM 08, Hamilton, Bermuda (ASL); (2) AXIS Re SE (formerly, AXIS Re Limited), a company incorporated in Ireland with company number 353220 and its registered office at 6th Floor, 20 Kildare Street, Dublin 2, Ireland; (3) AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited), a company incorporated in Ireland with company number 353402 and its registered office at 6th Floor, 20 Kildare Street, Dublin 2, Ireland; (4) AXIS Insurance Company, a company incorporated in Illinois, United States of America with its registered office at 233 South Wacker Dr., Ste. 4930, Chicago, Illinois 60606; (5) AXIS Surplus Insurance Company, a company incorporated in Illinois, United States of America with its registered office at 233 South Wacker Dr., Ste. 4930, Chicago, Illinois 60606; (6) AXIS Reinsurance Company, a company incorporated in New York, United States of America with its registered office at 1166 Ave. of the Americas, 17th Fl, New York, New York 10036; and (7) Citibank Europe Plc, a company incorporated in Ireland acting through its office at 1 North Wall Quay, Dublin 1, Republic of Ireland (the Bank), together, the Parties and each a Party. Parties 1 to 6 above are each a Company and together the Companies. Recitals (A) The Parties (among others) have entered into an Insurance Letters of Credit – Master Agreement (Form 3/CEP) dated 14 May 2010, as amended pursuant to amendment agreements dated 27 January 2012 and 27 March 2017 (the Master Agreement). (B) In connection with the Master Agreement, the Parties have entered into a committed letter of credit facility letter dated 18 December 2015, as amended by amendment agreements dated 24 December 2019, 1 April 2021 and 29 December 2023 (the Committed Facility Letter) which, together with the Master Agreement, sets out the terms on which the Bank makes available to the Companies a committed letter of credit issuance facility (the Committed Facility). (C) The Parties have entered into this Agreement to set out the terms on which the Master Agreement and the Committed Facility Letter are each to be amended and restated to, among other things, reflect the agreed commercial terms to apply to the Committed Facility on and from the Effective Date (as defined below). It is agreed as follows. 1 Definitions and interpretation 1.1 Definitions Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Master Agreement have the same meanings in this Agreement. In addition, in this Agreement: (a) Effective Date means the date on which the Bank notifies the Companies pursuant to Clause 2.2.1; (b) Pledge Agreements means (i) the amended and restated pledge agreement made between ASL and the Bank entered into on 31 March 2021 as amended by an amendment agreement dated on or about the date of this Agreement; (ii) the pledge agreement made between AXIS Re SE and the Bank entered into on 10 June 2021 as amended by an amendment agreement dated on or about the date of this Agreement; and (iii) the pledge agreement made between AXIS Specialty Europe SE and the Bank entered into on 10 June 2021 as amended by an amendment agreement dated on or about the date of this Agreement; (c) RDAs means (i) the reinsurance deposit agreement made between Axis Re SE and the Bank dated on or about the date of this Agreement; and (b) the reinsurance deposit agreement made between ASL and the Bank dated on or about the date of this Agreement; and (d) Security Documents means the Pledge Agreements and the RDAs. 1.2 Interpretation 1.2.1 Unless a contrary indication appears, a reference in this Agreement to: (a) a Party or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees; (b) this Agreement, a Facility Document or any other agreement or instrument is a reference to this Agreement, that Facility Document or other agreement or instrument as amended, novated, supplemented, extended or restated; (c) a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality); (d) a provision of law is a reference to that provision as amended or re-enacted; and (e) including shall not be interpreted narrowly but shall be interpreted to mean "including (but not limited to)" or "including without prejudice to the foregoing", and "include" and "included" shall be interpreted accordingly. 1.3 Clause, schedule and appendix headings are for ease of reference only. 1.2.2 Unless the context otherwise requires, references in this Agreement to Clauses, the Schedules and the Appendices are references to clauses of, and the schedule and the appendices to, this Agreement. 1.3 Third party rights The Parties do not intend that any term of this Agreement may be relied on or enforced solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party. The Parties may change, replace or terminate this Agreement without the consent of any other person. 2 Amendment and restatement 2.1 Amendment and restatement With effect on and from the Effective Date: (a) the Master Agreement shall be amended and restated in the form set out in Appendix 1 (Form of Amended and Restated Master Agreement) (the Amended and Restated Master Agreement); and (b) the Committed Facility Letter shall be amended and restated in the form set out in

Appendix 2 (Form of Amended and Restated Committed Facility Letter) (the Amended and Restated Committed Facility Letter). 2.2 Effective Date 2.2.1 The Bank will notify the Companies promptly in writing on the Bank having received, in form and substance satisfactory to it, all of the documents and other evidence listed in Schedule 1 (Conditions precedent). 2.2.2 The Bank has the right not to give the notice referred to in Clause 2.2.1 above if the Bank is aware that an Event of Default (as such term is defined in the Amended and Restated Master Agreement) has occurred which has not been waived by the Bank. 3 Company Confirmations Without prejudice to the Bank’s rights that have arisen on or before the Effective Date, each Company confirms that, on and after the Effective Date: (a) save as expressly amended by this Agreement, the Master Agreement will remain in full force and effect and will be read and construed as one document with this Agreement; (b) save as expressly amended by this Agreement, the Committed Facility Letter will remain in full force and effect and will be read and construed as one document with this Agreement; (c) each other Facility Document to which it is a party will remain in full force and effect; and (d) each Security Document (if any) to which it is a party will remain in full force and effect and will secure and will continue to secure all liabilities which are expressed to be secured by it, including (on and after the Effective Date) all of its (and in respect of ASL, each other Company’s) liabilities under the Amended and Restated Master Agreement and the Amended and Restated Committed Facility Letter. 4 Representations and warranties Each Company makes the representations and warranties set out in clause 3 (Representations and warranties) of the Master Agreement and clause 7 (Representations and Warranties) of the Committed Facility Letter on the date of this Agreement and on the Effective Date, in each case by reference to the facts and circumstances then existing, and on the basis that any reference in those clauses to “this Agreement”, “this Letter” or “the Facility Documents” (or any equivalent reference) shall be construed so as to include this Agreement and, on the Effective Date, the Amended and Restated Master Agreement and the Amended and Restated Committed Facility Letter. 5 Further action Each Company shall, at its own expense, promptly execute any further documents and do all acts and things which may be necessary from time to time in the reasonable opinion of the Bank to establish, maintain and protect the rights of the Bank under and in connection with this Agreement and the other Facility Documents or to protect, preserve and perfect the security intended to be created by or pursuant to the Security Documents or generally to carry out and procure the carrying out of the intent of this Agreement and the other Facility Documents. 6 Costs and expenses The Companies shall reimburse the Bank for the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with this Agreement, irrespective of whether the Effective Date occurs, subject to a maximum amount equal to the value of 50% of (i) £15,000, in respect of Sullivan & Worcester UK LLP’s legal fees for the English law redocumentation (ii) up to €11,000 in respect of A&L Goodbody LLP’s legal fees as Irish counsel and (iii) up to $5,000 in respect of Conyers’ legal fees as Bermudan counsel. 7 Miscellaneous 7.1.1 The provisions of clause 10 (Notices) of the Master Agreement shall apply mutatis mutandis to any communications between the Bank and each Company under or in connection with this Agreement as if set out in full in this Agreement. 7.1.2 No failure to exercise, nor any delay in exercising, on the part of the Bank, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. 7.1.3 The terms of this Agreement may not be waived, modified or amended unless such waiver, modification or amendment is in writing and signed by the Bank. No Company will assign or transfer any of its rights or obligations (or both) under this Agreement without the Bank’s prior written consent. 7.1.4 The Parties designate each of this Agreement, the Amended and Restated Master Agreement and the Amended and Restated Committed Facility Letter as a Facility Document. 7.1.5 The Parties agree that any provision of the Master Agreement or the Committed Facility Letter that applies to a Facility Document shall apply to this Agreement as if set out in full in this Agreement (save to the extent that such provision would be inconsistent with the terms of this Agreement) and so that references in any such provision to: (a) “this Agreement”, “the Facility Documents” or a “Facility Document” shall be construed so as to include this Agreement; and (b) “the Parties” or a “Party” shall be construed as references to the parties or a party (as the case may be) to this Agreement. 8 Governing law and jurisdiction 8.1.1 This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by English law and the parties agree that to the English courts shall have exclusive jurisdiction to settle any dispute which may arise from or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement). 8.1.2 Each Company designates the address below as its address for service of all claim forms, application notices, judgments, orders or other notices of English legal process relating to this Agreement and any other Facility Document governed by English law. AXIS UK SERVICES LIMITED 52 Lime Street London EC3M 7AF United Kingdom Phone: +44-20-7877-3800 8.1.3 Items served at this address must be marked for the attention of the relevant Company.

8.1.4 All Companies must have the same address for service and it must be an address in London, United Kingdom. If the Companies wish to change their address for service, AXIS Specialty London may do so by giving the Bank at least 10 Business Days’ written notice of the new address for service. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1 Conditions Precedent The documents and other evidence referred to in Clause 2.2.1 are as follows: (a) to the extent required by the Bank, copies of the constitutional documents of each Company (each certified by a director, the secretary or other authorised officer of that Company); (b) to the extent required by the Bank, evidence that each Company has the capacity and has approved the entry into this Agreement and each new Facility Document, including a resolution of the board of directors (or equivalent) of that Company (each such resolution certified by a director, the secretary or other authorised officer of that Company); (c) to the extent required by the Bank, specimen signature(s) of the person(s) authorised by each Company to sign this Agreement and each new Facility Document; (d) a copy or, where required by the Bank, an original of this Agreement, duly executed by each of the Parties; (e) a copy or, where required by the Bank, an original transfer letter between the Companies and the Bank pursuant to which certain Credits issued pursuant to the Committed Facility Letter and denominated in a currency other than US dollars are transferred from the Committed Facility to the uncommitted collateralised letter of credit issuance facility made or to be made available by the Bank to the Companies, duly executed by the parties to it; (f) a copy or, where required by the Bank, an original of the committed facility fee letter between the Bank and the Companies and relating to the Amended and Restated Committed Facility Letter, duly executed by the Parties; (g) a copy or, where required by the Bank, an original of the uncommitted facility fee letter between the Bank and the Companies and relating to the uncommitted collateralised letter of credit issuance facility made or to be made available by the Bank to the Companies, duly executed by the Parties; (h) a copy or, where required by the Bank, an original of each amendment agreement to the Pledge Agreements entered into in connection with this Agreement, duly executed by the relevant Parties; (i) a copy or, where required by the Bank, an original of each RDA, duly executed by the relevant Parties; (j) a legal opinion from Conyers Dill & Pearman Limited, legal advisers to the Bank as to Bermudan law; (k) a legal opinion from A&L Goodbody LLP, legal advisers to the Bank as to Irish law; (l) satisfactory Irish Companies Registration Office, High Court, petitions and judgments searches against AXIS Re SE and AXIS Specialty Europe SE; (m) evidence that all registrations, filings and other steps necessary (other than any identified by the Bank as being a condition subsequent) to perfect any Security Document have been completed or taken; (n) all authorisations, consents, approvals or other requirements of any governmental or other authority, bureau or agency or any other third party required by each Company in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any document to be delivered under this Agreement; and (o) any other document or evidence the Bank reasonably requests.

Signature pages to the Amendment and Restatement Agreement

Signed for and on behalf of AXIS Specialty Limited by: /s/ Jamie Steeves Name: Jamie Steeves Position: Director, President & CEO Signed for and on behalf of AXIS Re SE by: /s/ Helen O’Sullivan Name: Helen O’Sullivan Position: Director Signed for and on behalf of AXIS Specialty Europe SE by: /s/ Helen O’Sullivan Name: Helen O’Sullivan Position: Director Signed for and on behalf of AXIS Insurance Company by: /s/ Andrew M. Weissert Name: Andrew M. Weissert Position: Director Signed for and on behalf of AXIS Surplus Insurance Company by: /s/ Andrew M. Weissert Name: Andrew M. Weissert Position: Director Signed for and on behalf of AXIS Reinsurance Company by: /s/ Andrew M. Weissert Name: Andrew M. Weissert Position: Director

Signature page to the Amendment and Restatement Agreement Signed for and on behalf of Citibank Europe Plc by: /s/ Niall Tuckey Name: Niall Tuckey Position: Director

Appendix 1 Form of Amended and Restated Master Agreement [Form of Agreement filed as separate exhibit]

Appendix 2 Form of Amended and Restated Committed Facility Letter [Form of Agreement filed as separate exhibit]